 CERTIFICATION PURSUANT TO RULE 30a-2(b) UNDER THE 1940 ACT AND SECTION 906 OF
                             THE SARBANES-OXLEY ACT

I, Sharon A. Parker-Daniels, President of The Weiss Fund (the "Registrant"), certify that:

      1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: March 6, 2007                   /s/ Sharon A. Daniels
                                 ------------------------------------
                                 Sharon A. Parker-Daniels, President
                                 (principal executive officer)

I, Jeffrey S. Rano, Treasurer of The Weiss Fund (the "Registrant"), certify that:

      1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: March 6, 2007                    /s/ Jeffrey S. Rano
                                 ------------------------------------
                                 Jeffrey S. Rano, Treasurer
                                 (principal financial officer)